STRATEGIC LATIN AMERICA FUND
A Series of Investment Managers Series Trust

CLASS A SHARES
Ticker:  SLATX

Supplement dated August 1, 2014,
To the Prospectus dated August 1, 2014

*****

The Board of Trustees of Investment Managers Series Trust (the “Trust”) has approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Strategic Latin America Fund (the “Fund”), a series of the Trust, would be reorganized into the newly created Strategic Latin America Fund (the “Acquiring Fund”) series of World Funds Trust.  The Board determined that the reorganization is in the best interests of the shareholders of the Fund.  The reorganization is subject to approval by shareholders of the Fund.

The Fund and the Acquiring Fund have an identical investment objective and identical principal investment strategies.  Strategic Asset Management, Ltd., the current investment adviser to the Fund, will serve as the investment adviser to the Acquiring Fund.

If shareholders of the Fund approve the Plan, the Fund will transfer all of its assets to the Acquiring Fund in return for all of the then outstanding shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Fund’s liabilities.  The Fund will then distribute the shares it receives from the Acquiring Fund to shareholders of the Fund in liquidation of the Fund. The proposed reorganization is expected to be tax-free to the Fund's shareholders for federal income tax purposes.

The Board has called a shareholder meeting at which shareholders of the Fund will be asked to consider and vote on the Plan.  The Trust expects the shareholder meeting will be held on or about October 10, 2014.  If approved by the shareholders of the Fund, the reorganization is expected to close on or about October 14, 2014.

Proxy materials with respect to the proposed reorganization will be sent to shareholders in August 2014. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed reorganization.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.